                                                                    EXHIBIT 99.5

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

       On April 22, 2003, Encysive Pharmaceuticals Inc., formerly Texas Biotechnology Corporation, (collectively with its subsidiaries, "Encysive" or the "Company") and ICOS Corporation ("ICOS") executed a purchase and sale agreement (the "Acquisition") pursuant to which the Company purchased the partnership interest of ICOS and its subsidiaries in Encysive, L.P. ("ELP"). Under the Acquisition agreement, the Company agreed to pay to ICOS a purchase price of $10,000,000, of which $4,000,000 was paid on April 22, 2003. The remaining $6,000,000 is payable pursuant to a secured promissory note (the "Note") which requires a payment of $4,000,000 on April 22, 2004, and a payment of $2,000,000 on October 22, 2004.

       The following unaudited pro forma condensed combined consolidated balance sheet data as of March 31, 2003 and the unaudited pro forma condensed combined consolidated statements of operations data for the three months ended March 31, 2003 and for the year ended December 31, 2002 are based on the historical financial statements of the Company and ELP after giving effect to the Acquisition using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined consolidated financial statements.

       The unaudited pro forma condensed combined consolidated balance sheet data as of March 31, 2003 is presented to give effect to the Acquisition as if it occurred on March 31, 2003. The unaudited pro forma condensed combined consolidated statement of operations data of Encysive and ELP for the three months ended March 31, 2003 and for the year ended December 31, 2002 is presented as if the combination had taken place on January 1, 2002 and combines the historical results of Encysive and the historical results of ELP for the periods presented.

       ELP was organized to develop and globally commercialize endothelin receptor antagonists. Its activities have been primarily research and development, and costs have been expensed as incurred. The Company has determined that the net purchase price paid to ICOS, as discussed in Note 1 to these unaudited pro forma condensed combined consolidated financial statements, represents payment for in-process research and development activities and, accordingly, should be expensed upon the consummation of the Acquisition.

       The unaudited pro forma condensed combined consolidated financial statement data should be read in conjunction with the historical consolidated financial statements and accompanying notes contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2003. The unaudited pro forma condensed combined consolidated financial statement data are not intended to represent or be indicative of the consolidated results of operations or financial condition of the Company that would have been reported had the Acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of the Company.

     UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET DATA

               OF ENCYSIVE PHARMACEUTICALS INC. AND ENCYSIVE, L.P.

                                 MARCH 31, 2003
                (IN THOUSANDS, EXCEPT SHARE AND PER-SHARE DATA)

                                                                        HISTORICAL
                                                                  --------------------------         PRO FORMA           PRO FORMA
                              ASSETS                                ENCYSIVE        ELP             ADJUSTMENTS          COMBINED
                                                                  ------------  ------------   ----------------------  ------------
Current assets:
     Cash and cash equivalents                                    $     27,030  $      1,021   $     (4,000)      (i)  $     24,051
     Short-term investments                                             19,713            --             --                  19,713
     Accounts receivable                                                 1,139            --             --                   1,139
     Other current receivables                                             131            --             --                     131
     Receivable from related party under
       collaborative arrangement                                         1,248            --         (1,248)    (iii)            --
     Prepaids                                                            2,235            --             --                   2,235
                                                                  ------------  ------------   ------------            ------------
         Total current assets                                           51,496         1,021         (5,248)                 47,269
Long-term investments                                                   13,105            --             --                  13,105
Equipment and leasehold improvements, net                                5,454            --             --                   5,454
Other assets                                                               736            --             --                     736
                                                                  ------------  ------------   ------------            ------------
         Total assets                                             $     70,791  $      1,021   $     (5,248)           $     66,564
                                                                  ============  ============   ============            ============

               LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                             $        812  $         --   $         --            $        812
     Accrued expenses                                                    2,335         3,396         (1,248)    (iii)         4,483
     Deferred revenue from related party                                   591            --           (591)     (ii)            --
     Deferred revenue from unrelated parties                               927            --             --                     927
     Payable to related party                                            2,375            --         (2,375)    (iii)            --
     Current maturity on long-term debt                                     --            --          4,000       (i)         4,000
                                                                  ------------  ------------   ------------            ------------
         Total current liabilities                                       7,040         3,396           (214)                 10,222
Long-term debt                                                              --            --          2,000       (i)         2,000
Deferred revenue from related party                                      1,046            --         (1,046)     (ii)            --
Deferred revenue from unrelated parties                                  2,787            --             --                   2,787
Minority interest in Revotar                                             2,418            --             --                   2,418
Commitments and contingencies
Stockholders' equity:
     Preferred stock, par value $.005 per share. At March 31, 2003
         5,000,000 shares authorized; none outstanding                      --            --             --                      --
     Common stock, par value $.005 per share. At March 31, 2003
         75,000,000 shares authorized; 44,458,644 shares issued            222            --             --                     222
     Additional paid-in capital                                        212,282            --             --                 212,282
     Deferred compensation expense                                        (319)           --             --                    (319)
     Treasury stock, at cost, 213,000 shares at March 31, 2003          (1,602)           --             --                  (1,602)
     Partner's deficit                                                      --        (2,375)         2,375     (iii)            --
     Other comprehensive gain                                               62            --             --                      62
     Accumulated deficit                                              (153,145)           --         (8,363) (i),(ii)      (161,508)
                                                                  ------------  ------------   ------------            ------------
         Total stockholders' equity                                     57,500        (2,375)        (5,988)                 49,137
                                                                  ------------  ------------   ------------            ------------
         Total liabilities and stockholders' equity               $     70,791  $      1,021   $     (5,248)           $     66,564
                                                                  ============  ============   ============            ============

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               UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                         STATEMENTS OF OPERATIONS DATA

                ENCYSIVE PHARMACEUTICALS INC. AND ENCYSIVE, L.P.
                          YEAR ENDED DECEMBER 31, 2002

                     (IN THOUSANDS, EXCEPT PER-SHARE DATA)

                                                                         HISTORICAL
                                                                  -------------------------         PRO FORMA           PRO FORMA
                                                                   ENCYSIVE         ELP            ADJUSTMENTS           COMBINED
                                                                  ---------       ---------       --------------        ---------
Revenues:
  Research agreements                                             $   3,570       $      --      $                      $   3,570
  Collaborative research and development from related party           1,090              --         (1,090) (vi)               --
  Royalty income                                                      3,514              --             --                  3,514
  License fees, milestones and grants                                 2,259              --         (1,109) (iv)            1,150
                                                                  ---------       ---------      ---------              ---------
   Total revenue                                                     10,433              --         (2,199)                 8,234

Expenses:
  Research and development                                           20,066          16,633         (1,090) (vi)           35,609
  Equity in loss of Encysive, L.P.                                    8,557              --         (8,557) (v)                --
  General and administrative                                          8,976             483             --                  9,459
                                                                  ---------       ---------      ---------              ---------
   Total expenses                                                    37,599          17,116         (9,647)                45,068
                                                                  ---------       ---------      ---------              ---------
   Operating loss                                                   (27,166)        (17,116)         7,448                (36,834)
                                                                  ---------       ---------      ---------              ---------
Investment income, net                                                2,472              --             --                  2,472
                                                                  ---------       ---------      ---------              ---------
   Loss before minority interest                                    (24,694)        (17,116)         7,448                (34,362)
Minority interest in loss of Revotar                                  1,225              --             --                  1,225
                                                                  ---------       ---------      ---------              ---------
   Net loss                                                       $ (23,469)      $ (17,116)     $   7,448              $ (33,137)
                                                                  =========       =========      =========              =========
Net loss per share basic and diluted                              $   (0.54)                                            $   (0.76)
                                                                  =========                                             =========
Weighted average common shares used to compute
  loss per share basic and diluted                                   43,741                                                43,741
                                                                  =========                                             =========

               UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                         STATEMENTS OF OPERATIONS DATA

                ENCYSIVE PHARMACEUTICALS INC. AND ENCYSIVE, L.P.

                        THREE MONTHS ENDED MARCH 31, 2003
                     (IN THOUSANDS, EXCEPT PER-SHARE DATA)

                                                                         HISTORICAL
                                                                  -------------------------         PRO FORMA           PRO FORMA
                                                                     TBC          ICOS-TBC         ADJUSTMENTS           COMBINED
                                                                  ---------       ---------       --------------        ---------
Revenues:
  Research agreements                                             $     742       $      --      $      --              $     742
  Collaborative research and development from related party             664              --           (664) (vi)               --
  Royalty income                                                      1,148              --             --                  1,148
  License fees, milestones and grants                                   662              --           (135) (iv)              527
                                                                  ---------       ---------      ---------              ---------
   Total revenue                                                      3,216              --           (799)                 2,417

Expenses:
  Research and development                                            4,219           2,259           (644) (vi)            5,814
  Equity in loss of Encysive, L.P.                                    2,386              --         (2,386) (v)                --
  General and administrative                                          2,154             127             --                  2,281
                                                                  ---------       ---------      ---------              ---------
   Total expenses                                                     8,759           2,386         (3,050)                 8,095
                                                                  ---------       ---------      ---------              ---------
   Operating loss                                                    (5,543)         (2,386)         2,251                 (5,678)
                                                                  ---------       ---------      ---------              ---------
Investment income, net                                                  373              --             --                    373
                                                                  ---------       ---------      ---------              ---------
   Loss before minority interest                                     (5,170)         (2,386)         2,251                 (5,115)
Minority interest in loss of Revotar                                    190              --             --                    190
                                                                  ---------       ---------      ---------              ---------
   Net loss                                                       $  (4,980)      $  (2,386)     $   2,251              $  (5,115)
                                                                  =========       =========      =========              =========
Net loss per share basic and diluted                              $   (0.11)                                            $   (0.12)
                                                                  =========                                             =========
Weighted average common shares used to compute
  loss per share basic and diluted                                   43,945                                                43,945
                                                                  =========                                             =========

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                       CONSOLIDATED FINANCIAL STATEMENTS

1.     Basis of Pro Forma Presentation

           On April 22, 2003, the Company purchased the partnership interest of ICOS in ELP in a transaction to be accounted for under the purchase method. The purchase price of $10,000,000 is payable in three payments: an initial payment of $4,000,000 was made on the date of acquisition, with the remaining $6,000,000 payable pursuant to the terms of a note, under which $4,000,000 is due on April 22, 2004, and the remaining $2,000,000 is due on October 22, 2004.

           Before the Acquisition, the Company accounted for its investment in ELP using the equity method. Because the Company had no basis in the technology transferred to ELP as the Company's original investment, the Company did not record an amount for its original investment. The Company recorded its share of the ELP loss as a liability to related party until the Company funded its portion of the loss.

           ELP paid a license fee and a milestone payment to the Company in 2000 and 2001, respectively. Because the Company had continuing obligations to ELP, the Company deferred these amounts and amortized them into revenue over the estimated developmental period of the underlying technology. Approximately $1,637,000 in remaining deferred license fee and milestone income received from ELP at the date of the Acquisition was recognized as an offset to the $10,000,000 purchase price paid to ICOS, resulting in a net in-process research and development charge of $8,363,000.

           Under the purchase method of accounting, the total purchase price is allocated to ELP's net tangible and intangible assets based on their estimated fair values as of the date of the Acquisition. ELP had no tangible assets, other than approximately $1,000 in cash, and its only intangible assets consist of in-process research and development activities. Since the in-process research and development activities relate to projects which have not yet reached technological feasibility and may lack alternative uses, the purchase price allocated to in-process research and development activities was charged to expense upon consummation of the Acquisition.

2.     Pro Forma Adjustments

           Pro Forma adjustments are necessary to reflect the net purchase price, to eliminate the equity in loss of ELP included in the Company's historical consolidated statements of operations, and to eliminate the Company's receivable from, and payable to ELP. No pro forma adjustments were required to conform ELP's accounting policies to the Company's accounting policies.

           The pro forma adjustments included in the unaudited pro forma condensed combined consolidated financial statement data are as follows:

           (i) Reflect the cash purchase price and loan indebtedness incurred as a result of the purchase price paid to ICOS. The portion of the purchase price allocated to in-process research and development has not been included in the unaudited pro forma combined statements of operations data as the amount is considered a material nonrecurring charge and will be included in the Company's results of operations for the three months ended June 30, 2003. The unaudited pro forma condensed combined balance sheet data includes a reduction in stockholders' equity as a result of the charge for in-process research and development.
           (ii) Record unamortized deferred revenue as a reduction of the purchase of in-process research and development
           (iii) Eliminate intercompany balances.
           (iv) Eliminate amortization of deferred revenue included in historical consolidated financial statements.
           (v) Eliminate the equity in loss of ELP included in the Company's historical consolidated financial statements.
           (vi) Eliminate revenue included in the Company's historical consolidated financial statements and the related research and development expense reported in ELP's historical financial statements.

3.     Pro Forma Loss per Share

           The pro forma basic and diluted loss per share is based on the weighted average number of shares of Encysive common stock outstanding during the period.